Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	September 30, 2009

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
SEPTEMBER 30, 2009

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(in millions, except per share amounts)

	Sept. 30		Dec. 31
	2009		2008
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,587	6%	$2,478	7%
Fixed Maturities
Tax Exempt	19,758	47	18,345	47
Taxable	16,510	39	14,410	37
Equity Securities	1,353	3	1,479	4
Other Invested Assets	1,838	5	2,026	5

Total Invested Assets	$42,046	100%	$38,738	100%

Unrealized Appreciation (Depreciation) of Investments
Fixed Maturities	$1,639		$(136)
Equity Securities	129		(84)

	1,768		(220)
Deferred Income Tax Liability (Asset)	619		(77)

	$1,149		$(143)

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	15,518		13,432

Total Capitalization	$19,493		$17,407

Debt as a Percentage of Total Capitalization	20.4%		22.8%

Actual Common Shares Outstanding	341.6		352.3

Book Value Per Common Share	$45.43		$38.13

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$42.31		$38.38

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended September 30
	Third	Nine	From
	Quarter	Months	December 2005
	2009	2009	to September 30, 2009

Cost of Shares Repurchased	$412	$576	$5,463
Average Cost Per Share	$47.57	$45.11	$50.12
Shares Repurchased	8,666,502	12,781,031	108,997,131
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in 2006. In December 2007, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under these share repurchase authorizations.
In December 2008, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of September 30, 2009, 7,002,869 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2009	2008	2009	2008
	(in millions)
Short Term Investments	$1,181	$1,602	$1,181	$1,602
Taxable Fixed Maturities	1,302	774	1,350	780
Equity Securities	205	451	194	504

TOTAL	$2,688	$2,827	$2,725	$2,886

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2009	2008	2009	2008
	(in millions)
Short Term Investments	$1,406	$876	$1,406	$876
Fixed Maturities
Tax Exempt	18,672	18,299	19,758	18,345
Taxable	14,655	13,818	15,160	13,630
Equity Securities	1,019	1,112	1,159	975
Other Invested Assets	1,838	2,026	1,838	2,026

TOTAL	$37,590	$36,131	$39,321	$35,852

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets, which include private equity limited partnerships, are carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended September 30
	Third Quarter		Nine Months
	2009	2008	2009	2008
	(in millions)
CORPORATE INVESTMENT INCOME	$9	$13	$27	$39

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$190	$185	$563	$554
Taxable Interest	118	125	346	379
Other	16	21	42	62
Investment Expenses	(7)	(4)	(16)	(14)

TOTAL	$317	$327	$935	$981

Effective Tax Rate	18.7%	20.4%	19.1%	20.3%
After-Tax Annualized Yield	3.39%	3.48%	3.40%	3.49%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30	Dec. 31	Sept. 30
	2009	2008	2008
	(in millions)
Estimated Statutory Policyholders’ Surplus	$13,650	$12,281	$12,750
Rolling Year Statutory Net Premiums Written	$11,180	$11,759	$11,866
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.82:1	0.96:1	0.93:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2009

	Net Unpaid Losses
					All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	9/30/09	12/31/08	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance
Automobile	$397	$391	$6	$(13)	$19
Homeowners	673	715	(42)	(8)	(34)
Other	874	815	59	58	1

Total Personal	1,944	1,921	23	37	(14)

Commercial Insurance
Multiple Peril	1,619	1,586	33	35	(2)
Casualty	5,931	5,660	271	153	118
Workers’ Compensation	2,109	1,982	127	67	60
Property and Marine	792	839	(47)	(3)	(44)

Total Commercial	10,451	10,067	384	252	132

Specialty Insurance
Professional Liability	7,516	7,175	341	363	(22)
Surety	61	68	(7)	(1)	(6)

Total Specialty	7,577	7,243	334	362	(28)

Total Insurance	19,972	19,231	741	651	90

Reinsurance Assumed	788	924	(136)	(83)	(53)

Total	$20,760	$20,155	$605	$568	$37

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$428	$457	$1,771	$1,859	$551	$571	$2,750	$2,887
Decrease (Increase) in Unearned Premiums	1	8	8	(33)	(5)	(25)	4	(50)

Net Premiums Earned	429	465	1,779	1,826	546	546	2,754	2,837

Net Losses Paid	256	279	929	845	283	287	1,468	1,411
Increase (Decrease) in Outstanding Losses	2	(3)	(53)	132	50	84	(1)	213

Net Losses Incurred	258	276	876	977	333	371	1,467	1,624

Expenses Incurred	124	133	579	601	175	186	878	920
Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$47	$56	$324	$248	$38	$(11)	$409	$293

Ratios After Dividends to Policyholders:
Loss	60.1%	59.4%	49.2%	53.5%	61.0%	67.9%	53.3%	57.2%
Expense	29.0	29.1	32.7	32.3	31.8	32.6	31.9	31.9

Combined	89.1%	88.5%	81.9%	85.8%	92.8%	100.5%	85.2%	89.1%

Premiums Written as a % of Total	5.2%	5.2%	21.4%	20.9%	6.6%	6.4%	33.2%	32.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$835	$915	$1,161	$1,281	$610	$666	$953	$957	$3,559	$3,819
Decrease (Increase) in Unearned Premiums	33	21	21	3	(7)	(9)	(21)	(33)	26	(18)

Net Premiums Earned	868	936	1,182	1,284	603	657	932	924	3,585	3,801

Net Losses Paid	409	422	605	596	280	277	527	501	1,821	1,796
Increase (Decrease) in Outstanding Losses	15	61	195	256	116	81	(58)	253	268	651

Net Losses Incurred	424	483	800	852	396	358	469	754	2,089	2,447

Expenses Incurred	306	324	333	362	142	152	330	329	1,111	1,167
Dividends Incurred	—	—	—	—	17	26	—	—	17	26

Statutory Underwriting Income (Loss)	$138	$129	$49	$70	$48	$121	$133	$(159)	$368	$161

Ratios After Dividends to Policyholders:
Loss	48.9%	51.6%	67.7%	66.3%	67.6%	56.7%	50.3%	81.6%	58.5%	64.8%
Expense	36.6	35.4	28.7	28.3	23.9	23.8	34.7	34.4	31.4	30.8

Combined	85.5%	87.0%	96.4%	94.6%	91.5%	80.5%	85.0%	116.0%	89.9%	95.6%

Premiums Written as a % of Total	10.1%	10.3%	14.0%	14.4%	7.3%	7.5%	11.5%	10.8%	42.9%	43.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$1,725	$1,847	$243	$276	$1,968	$2,123
Decrease (Increase) in Unearned Premiums	134	120	8	(24)	142	96

Net Premiums Earned	1,859	1,967	251	252	2,110	2,219

Net Losses Paid	998	1,167	14	40	1,012	1,207
Increase (Decrease) in Outstanding Losses	182	(18)	(7)	72	175	54

Net Losses Incurred	1,180	1,149	7	112	1,187	1,261

Expenses Incurred	465	472	80	85	545	557
Dividends Incurred	—	—	5	3	5	3

Statutory Underwriting Income (Loss)	$214	$346	$159	$52	$373	$398

Ratios After Dividends to Policyholders:
Loss	63.4%	58.4%	2.9%	45.0%	56.4%	56.9%
Expense	27.0	25.6	33.6	31.1	27.8	26.3

Combined	90.4%	84.0%	36.5%	76.1%	84.2%	83.2%

Premiums Written as a % of Total	20.8%	20.8%	2.9%	3.1%	23.7%	23.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Total		Reinsurance			Worldwide
	Insurance		Assumed			Total
	2009	2008	2009	2008		2009	2008

Net Premiums Written	$8,277	$8,829	$17	$54		$8,294	$8,883
Decrease (Increase) in Unearned Premiums	172	28	24	15		196	43

Net Premiums Earned	8,449	8,857	41	69		8,490	8,926

Net Losses Paid	4,301	4,414	114	132		4,415	4,546
Increase (Decrease) in Outstanding Losses	442	918	(136)	(125)		306	793

Net Losses Incurred	4,743	5,332	(22)	7		4,721	5,339

Expenses Incurred	2,534	2,644	7	25		2,541	2,669
Dividends Incurred	22	29	—	—		22	29

Statutory Underwriting Income (Loss)	$1,150	$852	$56	$37		1,206	889

Increase (Decrease) in Deferred Acquisition Costs						(11)	29

GAAP Underwriting Income						$1,195	$918

Ratios After Dividends to Policyholders:
Loss	56.3%	60.4%	* %	*	%	55.8%	60.0%
Expense	30.7	30.1	*	*		30.7	30.2

Combined	87.0%	90.5%	* %	*	%	86.5%	90.2%

Premiums Written as a % of Total	99.8%	99.4%	0.2%	0.6%		100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2009	2008	2009	2008	2009	2008

Net Premiums Written	$6,357	$6,718	$1,937	$2,165	$8,294	$8,883
Decrease (Increase) in Unearned Premiums	207	43	(11)	—	196	43

Net Premiums Earned	6,564	6,761	1,926	2,165	8,490	8,926

Net Losses Paid	3,603	3,657	812	889	4,415	4,546
Increase (Decrease) in Outstanding Losses	60	660	246	133	306	793

Net Losses Incurred	3,663	4,317	1,058	1,022	4,721	5,339

Expenses Incurred	1,849	1,900	692	769	2,541	2,669
Dividends Incurred	22	29	—	—	22	29

Statutory Underwriting Income (Loss)	$1,030	$515	$176	$374	1,206	889

Increase (Decrease) in Deferred Acquisition Costs					(11)	29

GAAP Underwriting Income					$1,195	$918

Ratios After Dividends to Policyholders:
Loss	56.0%	64.1%	54.9%	47.2%	55.8%	60.0%
Expense	29.2	28.4	35.7	35.5	30.7	30.2

Combined	85.2%	92.5%	90.6%	82.7%	86.5%	90.2%

Premiums Written as a % of Total	76.6%	75.6%	23.4%	24.4%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2009	2008	2009	2008	2009	2008	2009	2008

Net Premiums Written	$150	$154	$620	$646	$176	$195	$946	$995
Decrease (Increase) in Unearned Premiums	(3)	—	(27)	(42)	14	(3)	(16)	(45)

Net Premiums Earned	147	154	593	604	190	192	930	950

Net Losses Paid	89	88	278	298	88	95	455	481
Increase (Decrease) in Outstanding Losses	(3)	(1)	(11)	129	20	46	6	174

Net Losses Incurred	86	87	267	427	108	141	461	655

Expenses Incurred	43	45	200	208	60	63	303	316
Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$18	$22	$126	$(31)	$22	$(12)	$166	$(21)

Ratios After Dividends to Policyholders:
Loss	58.5%	56.5%	45.0%	70.7%	56.8%	73.5%	49.6%	68.9%
Expense	28.7	29.2	32.3	32.2	34.1	32.3	32.0	31.8

Combined	87.2%	85.7%	77.3%	102.9%	90.9%	105.8%	81.6%	100.7%

Premiums Written as a % of Total	5.5%	5.3%	23.0%	22.3%	6.5%	6.7%	35.0%	34.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2009	2008	2009	2008	2009	2008	2009	2008	2009	2008
Net Premiums Written	$274	$308	$346	$385	$186	$205	$280	$280	$1,086	$1,178
Decrease (Increase) in Unearned Premiums	12	—	46	35	8	12	40	28	106	75

Net Premiums Earned	286	308	392	420	194	217	320	308	1,192	1,253

Net Losses Paid	136	138	207	204	88	79	162	207	593	628
Increase (Decrease) in Outstanding Losses	21	73	42	92	45	38	(13)	97	95	300

Net Losses Incurred	157	211	249	296	133	117	149	304	688	928

Expenses Incurred	99	108	105	113	45	49	102	97	351	367
Dividends Incurred	—	—	—	—	6	9	—	—	6	9

Statutory Underwriting Income (Loss)	$30	$(11)	$38	$11	$10	$42	$69	$(93)	$147	$(51)

Ratios After Dividends to Policyholders:
Loss	54.9%	68.5%	63.5%	70.5%	70.7%	56.3%	46.6%	98.7%	58.0%	74.6%
Expense	36.1	35.1	30.4	29.3	25.0	25.0	36.4	34.6	32.5	31.4

Combined	91.0%	103.6%	93.9%	99.8%	95.7%	81.3%	83.0%	133.3%	90.5%	106.0%

Premiums Written as a % of Total	10.1%	10.6%	12.8%	13.3%	6.9%	7.1%	10.4%	9.7%	40.2%	40.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$588	$617	$81	$92	$669	$709
Decrease (Increase) in Unearned Premiums	36	32	(1)	(10)	35	22

Net Premiums Earned	624	649	80	82	704	731

Net Losses Paid	321	462	—	14	321	476
Increase (Decrease) in Outstanding Losses	71	(76)	1	14	72	(62)

Net Losses Incurred	392	386	1	28	393	414

Expenses Incurred	160	153	25	27	185	180
Dividends Incurred	—	—	1	2	1	2

Statutory Underwriting Income (Loss)	$72	$110	$53	$25	$125	$135

Ratios After Dividends to Policyholders:
Loss	62.8%	59.5%	1.3%	35.0%	55.9%	56.8%
Expense	27.2	24.8	31.2	30.0	27.7	25.5

Combined	90.0%	84.3%	32.5%	65.0%	83.6%	82.3%

Premiums Written as a % of Total	21.7%	21.2%	3.0%	3.2%	24.7%	24.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

	Total		Reinsurance			Worldwide
	Insurance		Assumed			Total
	2009	2008	2009	2008		2009	2008
Net Premiums Written	$2,701	$2,882	$4	$18		$2,705	$2,900
Decrease (Increase) in Unearned Premiums	125	52	6	12		131	64

Net Premiums Earned	2,826	2,934	10	30		2,836	2,964

Net Losses Paid	1,369	1,585	30	48		1,399	1,633
Increase (Decrease) in Outstanding Losses	173	412	(38)	(39)		135	373

Net Losses Incurred	1,542	1,997	(8)	9		1,534	2,006

Expenses Incurred	839	863	2	8		841	871
Dividends Incurred	7	11	—	—		7	11

Statutory Underwriting Income (Loss)	$438	$63	$16	$13		454	76

Decrease in Deferred Acquisition Costs						(31)	(7)

GAAP Underwriting Income						$423	$69

Ratios After Dividends to Policyholders:
Loss	54.7%	68.3%	* %	*	%	54.2%	67.9%
Expense	31.1	30.1	*	*		31.2	30.2

Combined	85.8%	98.4%	* %	*	%	85.4%	98.1%

Premiums Written as a % of Total	99.9%	99.4%	0.1%	0.6%		100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2009 AND 2008
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2009	2008	2009	2008	2009	2008
Net Premiums Written	$2,091	$2,239	$614	$661	$2,705	$2,900
Decrease (Increase) in Unearned Premiums	65	—	66	64	131	64

Net Premiums Earned	2,156	2,239	680	725	2,836	2,964

Net Losses Paid	1,117	1,352	282	281	1,399	1,633
Increase (Decrease) in Outstanding Losses	65	320	70	53	135	373

Net Losses Incurred	1,182	1,672	352	334	1,534	2,006

Expenses Incurred	618	638	223	233	841	871
Dividends Incurred	7	11	—	—	7	11

Statutory Underwriting Income (Loss)	$349	$(82)	$105	$158	454	76

Decrease in Deferred Acquisition Costs					(31)	(7)

GAAP Underwriting Income					$423	$69

Ratios After Dividends to Policyholders:
Loss	55.0%	75.0%	51.8%	46.1%	54.2%	67.9%
Expense	29.7	28.6	36.3	35.2	31.2	30.2

Combined	84.7%	103.6%	88.1%	81.3%	85.4%	98.1%

Premiums Written as a % of Total	77.3%	77.2%	22.7%	22.8%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss) , the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended September 30
	Third Quarter		Nine Months
	2009	2008	2009	2008
	(dollars in millions)
Annualized Net Income	$2,384	$1,056	$1,984	$1,863
Average Shareholders’ Equity	$15,011	$13,869	$14,315	$14,132

Return on Equity	15.9%	7.6%	13.9%	13.2%

Annualized Operating Income	$2,208	$1,352	$2,132	$1,968
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,270	$13,982	$13,934	$13,963

Operating Return on Equity	15.5%	9.7%	15.3%	14.1%